Exhibit 99.1

          Innodata Isogen Reports Second Quarter 2007 Results

    --  Revenues Up 68% from Q2 2006, Up 28% from Q1 2007

    --  Returns to Profitability

    --  Anticipates Continued Revenue Growth in Second Half of 2007

    --  Expects Sustained Financial Performance into 2008

    NEW YORK--(BUSINESS WIRE)--Aug. 9, 2007--INNODATA ISOGEN, INC. (NASDAQ: INOD), today announced revenues of $16,347,000 for the three months ended June 30, 2007, up 68% from revenues of $9,721,000 in the second quarter of 2006 and up 28% from revenues of $12,729,000 in the first quarter of 2007.

    The company reported net income of $862,000, or $0.03 per diluted share, for the second quarter of 2007, versus a net loss of $2,952,000, or $0.12 per diluted share, for the second quarter of 2006 and a net loss of $643,000, or $0.03 per diluted share, for the first quarter of 2007.

    For the first six months of 2007, revenues were $29,076,000, up 45% from revenues of $20,006,000 for the first six months of 2006; and earnings of $219,000, or $0.01 per diluted share, for the first six months of 2007, were up from a loss of $4,298,000, or $0.18 per diluted share, for the first six months of 2006.

    "We anticipate continued growth in revenues and sustained profitability in coming quarters," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "For the second half of 2007, we are targeting a 65% increase in revenues over the second half of 2006 and a 15-20% increase in revenues over the first half of 2007.

    "Moreover, given increasing revenue levels and our considerable operating leverage, we anticipate that we should continue to deliver strong financial performance into 2008."

    At June 30, 2007, the company had $11,208,000 in cash and equivalents and no appreciable debt.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an earnings conference call, including a question & answer period, at 11:00 AM ET today. You can participate in this call by dialing the following call-in numbers:

    1-877-704-5385 (Domestic)

    1-913-312-1303 (International)

    1-888-203-1112 (Domestic Replay)

    1-719-457-0820 (International Replay)

    Pass code on replay only: 4384228

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen, Inc. (NASDAQ: INOD) is a leading provider of knowledge process outsourcing (KPO) and information technology services.

    We work as a product development partner to our clients, helping them meet their content creation and publishing challenges. We provide outsourcing services that draw upon offshore global resources, proven project management and highly engineered processes and tools. We also help our clients improve their internal business operations with information technology (IT) and systems engineering. Our clients include leading enterprises in information-intensive industries such as media, information services and publishing, technology, manufacturing, aerospace, defense, government and intelligence.

    2007 honors include EContent Magazine's "EContent 100", KMWorld Magazine's "100 Companies That Matter", and International Association of Outsourcing Professionals (IOAP) "Global Outsourcing Top 100".

    Headquartered in Northern New Jersey, Innodata Isogen has more than 6000 employees in offices and operations in the United States, the Philippines, India, Sri Lanka, Israel, China and France.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "estimate," "believe," "expect," and "anticipate" and other similar expressions generally identify forward-looking statements, which speak only as of their dates. These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risk and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur. We undertake no obligation to update or review any guidance or other forward-looking information, whether as a result of new information, future developments or otherwise.


               INNODATA ISOGEN, INC., AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                             (Unaudited)

                                     Three Months    Six Months Ended
                                         Ended
                                   ----------------- -----------------
                                        June 30           June 30
                                   ----------------- -----------------
                                      2007     2006     2007     2006
                                   -------- -------- -------- --------

REVENUES                           $16,347  $ 9,721  $29,076  $20,006
                                   -------- -------- -------- --------
OPERATING COSTS AND EXPENSES:
  Direct operating expenses         11,970    8,545   22,014   16,898
  Selling and administrative
   expenses                          3,549    4,167    6,994    7,553
  Interest (income) - net             (125)    (161)    (262)    (312)
                                   -------- -------- -------- --------

  Total                             15,394   12,551   28,746   24,139
                                   -------- -------- -------- --------
INCOME (LOSS) BEFORE
  PROVISION FOR INCOME TAXES           953   (2,830)     330   (4,133)

PROVISION FOR INCOME TAXES              91      122      111      165
                                   -------- -------- -------- --------
NET INCOME (LOSS)                  $   862  $(2,952) $   219  $(4,298)
                                   ======== ======== ======== ========

BASIC INCOME (LOSS) PER SHARE      $   .04  $  (.12) $   .01  $  (.18)
                                   ======== ======== ======== ========
DILUTED INCOME (LOSS) PER SHARE    $   .03  $  (.12) $   .01  $  (.18)
                                   ======== ======== ======== ========
WEIGHTED AVERAGE BASIC SHARES
 OUTSTANDING                        23,953   24,087   23,930   24,060
                                   ======== ======== ======== ========
WEIGHTED AVERAGE DILUTED SHARES
 OUTSTANDING                        25,051   24,087   24,897   24,060
                                   ======== ======== ======== ========



               INNODATA ISOGEN, INC., AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                   June 30, 2007     December 31, 2006
                                     Unaudited         Derived from
                                                          audited
                                                        financial
                                                         statements
ASSETS:

CURRENT ASSETS
  Cash and equivalents                     $  11,208         $  13,597
  Accounts receivable-net                     10,483             6,484
  Prepaid expenses and other
   current assets                              1,835             1,589
  Refundable income taxes                      1,062             1,062
  Deferred income taxes                          298               190
                                -------------------- -----------------

  Total current assets                        24,886            22,922

PROPERTY AND EQUIPMENT - NET                   5,141             4,564

OTHER ASSETS                                   2,027             1,912

DEFERRED INCOME TAXES                            257               256

GOODWILL                                         675               675
                                -------------------- -----------------

TOTAL                                      $  32,986         $  30,329
                                ==================== =================

LIABILITIES AND STOCKHOLDERS'
 EQUITY

CURRENT LIABILITIES:
  Accounts payable                         $   1,202         $     987
  Accrued expenses                             2,290             2,117
  Accrued salaries, wages and
   related benefits                            5,586             4,259
  Income and other taxes                       1,548             1,295
  Current portion of long-term
   obligations                                   481               632
                                -------------------- -----------------

  Total current liabilities                   11,107             9,290
                                -------------------- -----------------

DEFERRED INCOME TAXES                          1,209             1,126
                                -------------------- -----------------

LONG-TERM OBLIGATIONS                          1,244               904
                                -------------------- -----------------

STOCKHOLDERS' EQUITY                          19,426            19,009
                                -------------------- -----------------

TOTAL                                      $  32,986         $  30,329
                                ==================== =================


    CONTACT: Innodata Isogen, Inc.
             Steven L. Ford, CFO, 201-371-2510
             sford@innodata-isogen.com